UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA PARTNERS PORTFOLIOS

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TRANSAMERICA PARTNERS SMALL GROWTH PORTFOLIO

a series of Transamerica Partners Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

December 22, 2011

Dear Investor:

The enclosed Information Statement describes Perimeter Capital Partners LLC (“Perimeter”), sub-adviser to the Transamerica Partners Small Growth Portfolio (the “Portfolio”).

On September 30, 2011, Perimeter paid the balance of its promissory note to Rosemont Investment Partners LLC. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940, as amended), which resulted in the termination of the sub-advisory agreement with Perimeter. The Portfolio’s Board of Trustees has approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Perimeter (the “New Sub-Advisory Agreement”).

TAM, the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new sub-advisory agreements, without investor approval under certain circumstances. The enclosed Information Statement describes Perimeter and the terms of the sub-advisory agreement with Perimeter. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS SMALL GROWTH

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL GROWTH

570 Carillon Parkway

St. Petersburg, Florida 33716

December 22, 2011

Dear Shareholder:

The enclosed Information Statement describes Perimeter Capital Partners LLC (“Perimeter”), sub-adviser to the Transamerica Partners Small Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth are invested.

On September 30, 2011, Perimeter paid the balance of its promissory note to Rosemont Investment Partners LLC. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940, as amended), which resulted in the termination of the sub-advisory agreement with Perimeter. The Portfolio’s Board of Trustees has approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Perimeter (the “New Sub-Advisory Agreement”).

TAM, the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new sub-advisory agreements, without investor approval under certain circumstances. The enclosed Information Statement describes Perimeter and the terms of the sub-advisory agreement with Perimeter. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

SMALL GROWTH PORTFOLIO

a series of Transamerica Partners Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

INFORMATION STATEMENT

This Information Statement (“Information Statement”) is being furnished to investors of Transamerica Partners Small Growth Portfolio, (“Small Growth Portfolio” or the “Portfolio”), a series of Transamerica Partners Portfolios (“TPP”). The Small Growth Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth are invested.

On September 30, 2011, Perimeter Capital Partners LLC (“Perimeter or Sub-Adviser”) paid the balance of its promissory note to Rosemont Investment Partners LLC. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)), which resulted in the termination of the sub-advisory agreement with Perimeter. The Portfolio’s Board of Trustees (referred to herein as the “Board” or “Trustees” or “Board Members”) has approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM) and Perimeter (the “New Sub-Advisory Agreement”).

The Information Statement is provided in lieu of a proxy statement to investors of record as of September 30, 2011, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Portfolio has agreed to provide certain information about new sub-advisers and/or new sub-advisory agreements to its investors.

The Sub-Adviser will pay for the costs associated with preparing and distributing this Information Statement to shareholders.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Portfolio is a series of TPP, which is a registered investment company organized as a New York trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Small Growth Portfolio commenced operations on August 9, 2002. The Portfolio’s mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.

The annual reports for the period ended December 31, 2010, and the semi-annual reports for the period ended June 30, 2011 have been sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

This Information Statement and the accompanying materials are being mailed on or about December 22, 2011.

Background

The Portfolio is a master fund in a master/feeder mutual fund structure. The Portfolio, in turn, invests directly in securities.

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on June 8-9, 2011. Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews each sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.

No officer or Trustee of the Portfolio is a director, officer or employer of the Sub-Adviser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with a Sub-Adviser. Since September 30, 2011, none of the Trustees of the Portfolio have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of their affiliates was or is to be party.

On September 30, 2011, Perimeter paid the balance of its promissory note to Rosemont Investment Partners LLC. This transaction constituted an “assignment” (within the meaning of the 1940 Act), which resulted in the termination of the sub-advisory agreement with Perimeter. The Portfolio’s Board met on October 13, 2011 and approved the New Sub-Advisory Agreement. Perimeter served under an interim sub-advisory agreement until the Board approved the New Sub-Advisory Agreement.

Comparison of the Sub-Advisory Agreements

The New Sub-Advisory Agreement was approved by the Board on October 13, 2011, effective as of September 30, 2011. Set forth below is a general description of the terms of the New Sub-Advisory Agreement and a general comparison with the terms of the sub-advisory agreement in effect prior to September 30, 2011 (the “Prior Sub-Advisory Agreement”).

Term.    The New Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the Sub-Advisory Agreement shall be subject to the specific approval, at least annually, by a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Advisory Agreement; and (iii) may be terminated by Perimeter upon 90 days’ advance written notice to the Adviser. The Prior Sub-Advisory Agreement contained similar provisions.

Sub-Advisory Services.    Under the terms of the New Sub-Advisory Agreement, the Sub-Adviser furnishes continuous portfolio management services to the Portfolio, subject to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement. The Prior Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser is responsible for providing, among other things, investment advice to the Portfolio, subject to the supervision of the Board, with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-Adviser by the Adviser from time to time (the “Allocated Assets”). The Sub-Advisory Agreement prohibits the Sub-Adviser from directly or indirectly consulting with any other Sub-Adviser for a portion of a Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Prior Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Perimeter management’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Prior Sub-Advisory Agreement contained similar provisions.

Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser agrees that it will not deal with itself, or with Trustees of TPP or any principal underwriter of the Portfolios, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The Prior Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or TPP or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Portfolio’s securities managed by the Sub-Adviser, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. Under the Prior Sub-Advisory Agreement, the Sub-Adviser agreed, upon request, to make recommendations with respect to voting rights and any other rights pertaining to the securities that comprise the Allocated Assets, but the Adviser assumed the responsibility for the actual voting of any voting rights.

Under the New Sub-Advisory Agreement, the Sub-Adviser will monitor the security valuations of the Allocated Assets and will notify the Adviser promptly if it believes the carrying value for a security does not fairly represent the price that could be obtained for the security in the market. In addition, the Sub-Adviser is required to be available to assist the Adviser in the event of a pricing problem and to participate in meetings of TPP’s Valuation Committee. The Prior Sub-Advisory Agreement provided generally that the Sub-Adviser would provide assistance regarding the fair value of securities, including by participating at pricing committee meetings.

The New Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of TPP and the Adviser with all information and reports reasonably required by them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreement contained similar provisions.

Compensation of the Sub-Adviser.    As compensation for the services performed by the Sub-Adviser under the New Sub-Advisory Agreement, the Adviser shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth in the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement contained similar provisions except that fees were paid quarterly and calculated on a monthly average basis. The Prior Sub-Advisory Agreement further provided that the sub-advisory fee would be reduced to the level specified in any agreement entered into by the Sub-Adviser, after execution of the Prior Sub-Advisory Agreement, with any other client pursuant to which the Sub-Adviser agreed to provide investment management services comparable to those provided under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement contains no such provision. The sub-advisory fee rates payable under the New Sub-Advisory Agreement are identical to those payable under the Prior Sub-Advisory Agreement.

Allocation of Charges and Expenses.    The New Sub-Advisory Agreement requires the Sub-Adviser to pay all expenses incurred by it in the performance of its duties under the Agreement, and they require TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the portfolio will bear all expenses not expressly assumed by TAM or the Sub-Adviser incurred in the operation of that portfolio and the offering of its shares. The Prior Sub-Advisory Agreement contained similar provisions.

Limitation on Liability.    Under the New Sub-Advisory Agreement, the Sub-Adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and neither the Sub-Adviser nor its affiliates who provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement will be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The Sub-Adviser is not protected, however, against any liability arising from its or its affiliates’ willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The Prior Sub-Advisory Agreement contained similar provisions.

Termination.    The New Sub-Advisory Agreement provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty and by the Sub-Adviser upon ninety days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the Sub-Adviser. The Prior Sub-Advisory Agreement contained similar termination provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM Advisory Fees

Under the Advisory Agreement, the Small Growth Portfolio pays the Adviser an advisory fee at the annual rate of 0.87%. The fees payable to the Advisor for services provided to the Small Growth Portfolio pursuant to the Advisory agreement for the fiscal year ended December 31, 2010, were $1,207,975 with $40,415 waived, for a net payable of $1,167,560.

As of November 30, 2011, the Small Growth Portfolio had net assets of $111,055,710.

Sub-Advisory Fee

Under the New Sub-Advisory Agreement, as under the Prior Sub-Advisory Agreement, the Adviser (not the Portfolio) pays the Sub-Adviser for its services on the basis of the following annual fee schedule:

Portfolio	Investment Sub-Advisory Fee*
Transamerica Partners Small Growth Portfolio	0.80% of the first $10 million of net assets; 0.64% of the next $40 million of net assets; and 0.48% of net assets in excess of $50 million

*Calculated as a percentage of average daily net assets on an annual basis.

Fees paid to Perimeter for services provided pursuant to the Prior Sub-Advisory Agreement for the fiscal year ended December 31, 2010, were $755,617.

Investors should note that the Adviser, not the Small Growth Portfolio, pays all sub-advisory fees.

Information Regarding Perimeter

Perimeter was established in 2006 as an independent investment boutique specializing in U.S. small cap growth equity portfolios. Perimeter is a Delaware limited liability company. As of September 30, 2011, Perimeter managed approximately $1.446 billion in assets. The firm adheres to the investment philosophy that an appropriately diversified portfolio of small cap growth stocks can minimize the risk and volatility inherent to small cap investing - and can do so without sacrificing the growth that makes the asset class so attractive. The principal business address of Perimeter is Six Concourse Parkway, Suite 3300, Atlanta, GA. 30328.

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Perimeter as of November 30, 2011.

Name	Positions with Perimeter and Principal Occupation if Different from Position(s) with Perimeter
George Bradley Ball	President & CEO
Mark D. Garfinkel	Chief Investment Officer
Kevin Humphrey	Chief Compliance Officer
Chris Paolella	Director of Marketing and Consultant Relations
Teri Benson	Director of Third-Party Distribution and Client Relations

Management Activities

Perimeter acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Small Growth Portfolio:

Comparable Funds	Assets Managed by Perimeter as of November 30, 2011	Advisory/Sub-Advisory Fee Paid to Perimeter
Perimeter Small Cap Growth Mutual Fund	$321.4 million	90 basis points (advisory fee)
John Hancock Funds II Smaller Company Growth Fund	$43.7 million	65 basis points (sub-advisory fee)
John Hancock Trust Smaller Company Growth Trust	$85.9 million	65 basis points (sub-advisory fee)

Evaluation by the Board

To assist the Board in its consideration of the New Sub-Advisory Agreement, the Board received in advance of the meeting certain materials and information. In addition, the independent members of the Board consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Among other things, the Board considered:

a)

that the Board had previously performed a full annual review of the sub-advisory agreement with Perimeter and had determined that Perimeter had the capabilities, resources and personnel necessary to provide the sub-advisory services to the Portfolio;

b)

assurances received from Perimeter that the change of control is not expected to result in any diminution in the nature, quality and extent of services provided to the Portfolio and their shareholders, including compliance services;

c)	assurances received from Perimeter as to the consistency of the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio; and
d)	that the sub-advisory fee schedule under the New Sub-Advisory Agreement would not differ from the schedule under the Prior Sub-Advisory Agreement.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board approved the New Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to ratify and approve the New Sub-Advisory Agreement and each Board Member may have attributed different weights to the various factors considered.

ADDITIONAL INFORMATION

The Small Growth Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of November 30, 2011, the Trustees and officers of the Small Growth Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the applicable Portfolio.

As of November 30, 2011, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Small Growth Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership

Intermediate/Long Horizon Strategic Allocation Fund*	$7,993,245 (Direct)	7.20%

Long Horizon Strategic Allocation Fund*	$7,880,659 (Direct)	7.10%

Intermediate Horizon Strategic Allocation Fund*	$6,792,843 (Direct)	6.12%

*	The address of the investor is 440 Mamaroneck Avenue, Harrison, New York 10528.

TPP is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Small Growth Portfolio or for TPP as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by TPP at TPP’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Dennis P. Gallagher
Vice President, General Counsel and Secretary

December 22, 2011

Exhibit A

INVESTMENT SUBADVISORY AGREEMENT

PERIMETER CAPITAL PARTNERS, LLC

This Agreement, entered into as of September 30, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Perimeter Capital Partners, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.         Appointment.    In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.          Subadvisory Services.    In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.        Activities of the Subadviser.    Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.         Allocation of Charges and Expenses.    During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.        Obligation to Provide Information.    Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.        Compensation of the Subadviser.    As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.         Compensation of Trustees, Officers and Employees.    No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.         Term.    Subject to approval by the Board in accordance with Rule 15a-4 under the 1940 Act and Section 15(a) of the 1940 Act, this Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.         Termination.    This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.         Use of Name.    If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11.        Liability of the Subadviser.    The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.        Meanings of Certain Terms.    For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.         Amendments.    No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14.        Books and Records.    The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.        Miscellaneous.    This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.        Governing Law.    This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

17.        Interpretation.    Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Dennis P. Gallagher
Name: Dennis P. Gallagher
Title: Senior Vice President, General Counsel, Secretary and Operations

PERIMETER CAPITAL PARTNERS, LLC

By: /s/ G. Bradley Ball
Name: G. Bradley Ball
Title: CEO

Schedule A

Fund	Investment Subadvisory Fee*

Transamerica Partners Small Growth Portfolio	0.80% of the first $10 million of net assets; 0.64% of the next $40 million of net assets; and 0.48% of net assets in excess of $50 million.

*Calculated as a percentage of average daily net assets.